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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 _____________

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 9, 2000


                           Union Pacific Corporation
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            (Exact Name of Registrant as Specified in its Charter)


        Utah                  1-6075                   13-2626465
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  (State or Other          (Commission              (I.R.S. Employer
   Jurisdiction of          File Number)           Identification No.)
    Incorporation)



     1416 Dodge Street, Omaha, Nebraska                      68179
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       (Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code:           (402) 271-5777



                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.
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     Submitted to shareholders for approval at Union Pacific Corporation's annual meeting to be held on April 21, 2000 is the Union Pacific Corporation 2000 Directors Stock Plan. Attached as an Exhibit is a copy of the Union Pacific Corporation 2000 Directors Stock Plan. This plan is described under Proposal 2 included in Union Pacific Corporation's proxy statement related to its 2000 annual meeting of shareholders.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits.
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          99   Copy of the Union Pacific Corporation 2000 Directors Stock Plan.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2000


                              UNION PACIFIC CORPORATION


                              By: /s/ Carl W. von Bernuth
                                 ------------------------
                                   Carl W. von Bernuth
                                   Senior Vice President, General
                                   Counsel and Secretary

                                       2
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                                 EXHIBIT INDEX

Exhibit  Description
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99       Copy of the Union Pacific Corporation 2000 Directors Stock Plan.

                                       3